                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549




                                FORM 8-K



                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  December 16, 2005




                               Versar Inc.
          (Exact Name of Registrant as Specified in its Charter)



                                Delaware
                      (State or Other Jurisdiction)

                                 1-9309
                        (Commission File Number)

                               54-0852979
                    (IRS Employer Identification No.)



            6850 Versar Center, Springfield, Virginia 22151
                (Address of Principal Executive Offices)



                             (703) 750-3000
          (Registrant's Telephone Number, Including Area Code)



                             Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)

Item 1.01.  Entry into a Material Definitive Agreement

On Tuesday, December 13, 2005, Versar, Inc. and United Bank entered into an agreement extending Versar's existing credit facility for two (2) years at a reduced interest rate.







Item 9.01.  Financial Statements and Exhibits

The following exhibits are filed with this Report:

Exhibit No. 	Description
99.1	Copy of press release issued by Versar on December 16, 2005
99.2	Modification Agreement of the Revolving Commercial Note dated as of
	November 30, 2005 by received as fully executed on December 13, 2005

SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





VERSAR, INC.





Date:
December 16, 2005




By   /S/
     ____________________________________
     James C. Dobbs
     Senior Vice President & General Counsel